EXHIBIT 8.1

List of Subsidiaries

Significant Subsidiaries:

Home Inns & Hotels Management (Hong Kong) Limited — Incorporated in Hong Kong

Hong Kong Ai Home Hotel Investment Limited — Incorporated in Hong Kong

Yitel Hotel Management (Hong Kong) Limited — Incorporated in Hong Kong

Grandmaster Property Management (Hong Kong) Limited — Incorporated in Hong Kong

He Mei Hotel Management (Shanghai) Limited — Incorporated in the PRC

Home Inns & Hotels Management (Beijing) Limited — Incorporated in the PRC

Home Inns Hotels Management (Shanghai) Co., Ltd. — Incorporated in the PRC

Shanghai Chuwen Investment Holding Co., Ltd. — Incorporated in the PRC

Shanghai Top Star Hotel Management Co., Ltd. — Incorporated in the PRC

Yitel Hotel Management (Shanghai) Limited — Incorporated in the PRC

Home Inns & Hotels (China) Co., Ltd. — Incorporated in the PRC

Huichuang Hotel Management (Suzhou) Co., Ltd. — Incorporated in the PRC

Suzhou Hengchuang Software Co., Ltd. — Incorporated in the PRC

Hui Ju Hotel Equipment Leasing (Shanghai) Co., Ltd. — Incorporated in the PRC

Hui Yi Hotel Equipment Leasing (Shanghai) Co., Ltd. — Incorporated in the PRC

Jiangsu Home Inns Hotel Equipment Leasing Co., Ltd. — Incorporated in the PRC

Suzhou Home Trading Co., Ltd. — Incorporated in the PRC

He Mei Hotel Management (Shanghai) Limited — Incorporated in the PRC

Beijing Huidongmilinde Investment Co., Ltd. — Incorporated in the PRC

Shanghai Ban Li Software Technology Co., Ltd. — Incorporated in the PRC

Beijing Huidongmilinde Investment Co., Ltd. — Incorporated in the PRC

Yijiu Daguanjia Property Management (Shanghai) Co., Ltd. — Incorporated in the PRC

Motel 168 International Holdings Limited — Incorporated in the Cayman Islands

Merrylin Hospitality Holdings Limited — Incorporated in Mauritius

Better Wide Holdings Limited — Incorporated in the British Virgin Islands

Motel 168 Holdings Limited — Incorporated in the Cayman Islands

Merrylin Hotel Holdings Limited — Incorporated in Mauritius

Motel 168 International Holdings Limited — Incorporated in Hong Kong

Merrylin Motel Holdings Limited — Incorporated in Mauritius

Champion Merit Investments Limited — Incorporated in Hong Kong

Glory Essence Development Limited — Incorporated in Hong Kong

Shanghai Shenzhou Merrylin Hotel Co., Ltd. — Incorporated in the PRC

Tianjin Jinju Hotel Management Co., Ltd. — Incorporated in the PRC

Hongju Hotel Management (Shanghai) Co., Ltd. — Incorporated in the PRC

Shanghai Yiju Hotel Management Co., Ltd. — Incorporated in the PRC

Beijing Yuetai Hotel Management Co., Ltd. — Incorporated in the PRC

Merrylin Hotel Management (Guangzhou) Co., Ltd. — Incorporated in the PRC

Meiju Hotel Management (Shanghai) Co., Ltd. — Incorporated in the PRC

Shanghai Motel Hotel Management Co., Ltd. — Incorporated in the PRC